UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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THE BANK OF KENTUCKY FINANCIAL CORPORATION

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(859) 371-2340

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 16, 2004

Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation (“BKFC”) will be held at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, on April 16, 2004, at 5:00 p.m. Eastern Daylight Saving Time (the “Annual Meeting”), for the following purposes:

1.	To elect three directors of BKFC for terms expiring in 2007;

2.	To ratify the selection of Crowe Chizek and Company LLC as the independent auditors of BKFC for the current fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing matters are described in more detail in the enclosed Proxy Statement.

Only stockholders of BKFC of record at the close of business on March 5, 2004, will be entitled to receive notice of and to vote at the Annual Meeting.

BFKC’s Proxy Statement accompanies this notice of the Annual Meeting. Financial and other information about BKFC is contained in the enclosed Annual Report to Stockholders for the fiscal year ended December 31, 2003.

You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to sign, date and promptly return the enclosed proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting. Any Stockholder who executes such a proxy may revoke it at any time before it is exercised.

By Order of the Board of Directors

Crestview Hills, Kentucky	Herbert H. Works, Secretary

March 15, 2004

THE BANK OF KENTUCKY FINANCIAL CORPORATION

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(859) 371-2340

PROXY STATEMENT

PROXIES

The Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation (“BKFC”), is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the 2004 Annual Meeting of Stockholders of BKFC to be held at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, on April 16, 2004, at 5:00 p.m., Eastern Daylight Saving Time, and at any adjournment or postponement thereof (the “Annual Meeting”). The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

•	delivering a written notice of revocation to BKFC, Attention: Secretary;

•	delivering a duly executed proxy bearing a later date to BKFC; or

•	attending the Annual Meeting and voting in person.

Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail without additional compensation. The cost of soliciting Proxies will be borne by BKFC.

VOTING SECURITIES

Only stockholders of record as of at 5:00 p.m., Eastern Daylight Saving Time on March 5, 2004, which is the “Record Date,” will be entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC (“Share”) owned. BKFC’s records disclose that, as of the Record Date, there were 5,980,174 votes entitled to be cast at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of BKFC’s transfer agent. The Inspector will also determine whether or not a quorum is present. The presence, in person or by proxy, of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to establish a quorum at the Annual Meeting. The Inspector will treat abstentions and broker non votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum and therefore, abstentions and broker non votes will have the effect of a negative vote for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the election of Rodney S. Cain, R. C. Durr and Ruth Seligman-Doering as directors of BKFC for terms expiring in 2007; and

FOR the ratification of the selection of Crowe Chizek and Company LLC (“Crowe Chizek”) as the independent auditors of BKFC for the current fiscal year.

This Proxy Statement is first being mailed to stockholders of BKFC on or about March 15, 2004.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2007 or until their respective successors are elected or appointed. The Board of Directors of BKFC currently consists of twelve directors, divided into three classes each serving three years. There currently is one vacancy in the class of directors that are to be elected at the Annual Meeting. In accordance with BKFC’s By-Laws, any vacancy on the Board of Directors may be filled by the Board of Directors for the remainder of the full term of the directorship. The Board of Directors is actively searching for qualified candidates to fill this vacancy. Each of the directors of BKFC is also a director of The Bank of Kentucky, Inc. (the “Bank”), BKFC’s only subsidiary.

If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. As of the date of mailing this Proxy Statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Stockholders may cumulate votes in the election of directors.

Nominees for the Board of Directors:

Name	Age	Position(s) Held

Rodney S. Cain	65	Chairman and Director
Ruth Seligman-Doering	63	Director
R. C. Durr	84	Chairman Emeritus and Director

Rodney S. Cain has served as a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Mr. Cain is currently the Chairman of both BKFC and the Bank. From 1990 to 2003, Mr. Cain served as Secretary of both BKFC and the Bank. Mr. Cain is the Chairman and CEO of Wiseway Supply and has been employed by that company since 1972.

Ruth M. Seligman-Doering has served as director of BKFC since its inception in 1994 and of the Bank since its inception since 1990. Ms. Seligman-Doering is currently a director of Charles Seligman Distributing Company, Inc., and has also been its President and CEO since 1992.

R. C. Durr has served as a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Mr. Durr is currently Chairman Emeritus of BKFC, and previously served as Chairman of both BKFC and the Bank from each of their inceptions until 2003. Mr. Durr was one of the founders of Boone State Bank. From the time Boone State Bank was organized in 1971 until Boone State Bank was acquired by Fifth Third Bank in 1985, Mr. Durr was active in the day-to-day management of the activities of the institution. After such acquisition, Mr. Durr served as the Chairman of the Board of Fifth Third Bank of Boone County, the successor to Boone State Bank, until he resigned in order to participate in the organization of the Bank.

Continuing Directors:

Name	Age	Position(s) Held	Term Expires

Charles M. Berger	51	Director	2005
David E. Meyer	69	Director	2005
John E. Miracle	61	Director	2005
Mary Sue Rudicill	60	Director	2005
Harry J. Humpert	78	Director	2006
John P. Williams, Jr.	63	Director	2006
Herbert H. Works	75	Secretary and Director	2006
Robert W. Zapp	52	President, CEO and Director	2006

Charles M. Berger has served as a director of both BKFC and the Bank since April 2002. Mr. Berger has been the President of Bilz Insurance Agency in Covington, Kentucky, since 1990.

David E. Meyer has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Mr. Meyer has been the President of Wolfpen Associates, a commercial real estate firm since 1982; the managing partner of a commercial real estate investment firm, Meyer Realty since 1980; and is the retired President of H. Meyer Dairy Company.

John E. Miracle, D.M.D., has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Dr. Miracle had a private dental practice for thirty years and retired from practice in September 1999.

Mary Sue Rudicill has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Ms. Rudicill has been the Chairman of Belleview Sand and Gravel, Inc., and Gravelview Trucking Company for fifteen years.

Harry J. Humpert has served as a director of BKFC and the Bank since 1995. Mr. Humpert is the President of Humpert Enterprises, Inc., a company that operates Klingenberg’s Hardware and Paint in Covington, Kentucky and has been employed by that company for the last 50 years.

John P. Williams, Jr. was appointed as a director of BKFC and the Bank in February of 2003. Mr. Williams retired as the President and CEO of the Greater Cincinnati Chamber of Commerce after serving in that position for over 16 years. Prior thereto, he was a partner of the law firm of Taft, Stettinius & Hollister in Cincinnati, Ohio.

Herbert H. Works has served as a director of BKFC since its inception in 1994 and a director of the Bank since 1992. Since 2003, Mr. Works has served as the Secretary of both BKFC and the Bank. Mr. Works is the President of Boone-Kenton Lumber and has been employed by that company for the last 26 years.

Robert W. Zapp has served as a director of BKFC since its inception in 1994 and a director of the bank since its inception in 1990. Mr. Zapp is the President and the Chief Executive Officer of the Bank and BKFC and has served in that capacity since each of their inceptions. Prior to that, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank, and resigned as President of such institution in order to participate in the organization of the Bank.

Required Vote:

At the Annual Meeting, three directors are to be elected for terms expiring in 2007. The three nominees receiving the greatest number of votes will be elected as directors. Stockholders may cumulate votes in the election of directors. Cumulative voting enables a stockholder to cast the number of votes such stockholder is entitled to cast times the number of directors to be elected; and each stockholder may cast all votes for any one nominee, or distribute such votes among two or more nominees.

Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors (“Non Votes”) are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted for the election of directors by marking the appropriate box on the Proxy, such person’s Shares will be voted FOR the election of Messrs. Cain and Durr and Ms. Doering as directors of BKFC for terms expiring in 2007 and will not be treated as Non Votes.

Recommendation of the Board of Directors:

The Board of Directors recommends a vote “FOR” the election of all nominees named above.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of BKFC met twelve times for regularly scheduled and special meetings during the fiscal year ended December 31, 2003. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director.

The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended December 31, 2003. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director.

The Board of Directors of the Bank has a Compensation Committee. The Compensation Committee’s functions are to make recommendations to the Board of Directors of the Bank regarding compensation policies. Members of the Compensation Committee are Messrs. Meyer, Miracle and Ms. Rudicill. The Compensation Committee met one time in 2003.

The Audit Committee of BKFC consists of Messrs. Humpert, Meyer and Williams and Ms. Rudicill, each of whom is “independent” as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. At present, the Board of Directors of BKFC has not yet identified a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. Rather, the Board of Directors of BKFC believes that the individual experiences of each Audit Committee member provides the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee. The Audit Committee met ten times in 2003. The Audit Committee of BKFC also serves as the Audit Committee for the Bank. The Board of Directors of BKFC has adopted a written charter for the Audit Committee. The Audit Committee charter is attached hereto as Annex A. The responsibilities of the Audit Committee include:

•	recommending to the Board of Directors independent public accountants to conduct the annual audit of BKFC’s financial statements;

•	reviewing the proposed scope of the audit and approving the audit fees paid; and

•	reviewing BKFC’s accounting and financial controls with the independent public accountants and BKFC’s financial and accounting staff.

The Board of Directors of BKFC currently does not have a committee performing the function of a nominating committee. The entire Board of Directors of BKFC acts as a nominating committee for selecting nominees for election as directors. As a result, there is no charter for a nominating committee.

The Board of Directors of BKFC believes it is appropriate for BKFC not to have a standing nominating committee because eight of the eleven members of the Board of Directors are independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors believes that, given that such a high percentage of the directors are independent, allowing the full Board of Directors to act as a nominating committee does not permit the management directors to exercise undue control over the director nomination process. Moreover, the Board of Directors believes that all of the directors, including the management directors, have significant expertise in the operations and needs of BKFC and its Board of Directors, and have valuable insights to offer regarding the value that qualified directors can bring to BKFC.

In its deliberations, the BKFC Board of Directors, functioning as a nominating committee, considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs. Any nominee for director chosen by the Board of Directors, acting as a nominating committee, must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies the Board solicits its then current directors for the names of potential qualified candidates. Moreover, the Board may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as director of BKFC.

The Company’s By-Laws set forth procedures that must be followed by stockholders seeking to make nominations for directors.

In accordance with Section 3.3 of the By-Laws, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been owned. In the event a stockholder has submitted a proposed nominee, the Board would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Board of Directors would evaluate nominees for director recommended by the Board of Directors.

Each non-employee member of the Board of Directors received $3,000 for serving on the BKFC Board of Directors during 2003, along with a $500 bonus in December of 2003. In 2003, each non-employee director except for Mr. Williams was also awarded options to acquire 1,000 shares at $29.20 per share and options to acquire 1,750 shares at $31.90 per share. As newly elected members of the BKFC Board of Directors, Messrs. Berger and Williams were each awarded a one time grant of options to acquire 10,000 shares at $31.90 per share. Mr. Williams also received additional options to acquire 1,750 shares at $31.90 per share.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

The BKFC Board of Directors maintains an informal process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the BKFC Board of Directors should send any communication to the President of BKFC. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The President of BKFC will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the BKFC President has the authority to discard the communication or take appropriate legal action regarding the communication.

BKFC does not have a policy regarding Board member attendance at annual meetings of stockholders. All BKFC directors, except for Mr. Williams, attended the 2003 annual meeting of stockholders.

AUDIT COMMITTEE REPORT

To the Board of Directors:

The Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independent Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of BKFC. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from BKFC, as well as the matters required to be discussed by Statement of Auditing Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

•	Crowe Chizek’s responsibilities in accordance with generally accepted auditing standards;

•	The initial selection of, and whether there were any changes in, significant accounting policies or their application;

•	Management’s judgments and accounting estimates;

•	Whether there were any significant audit adjustments;

•	Whether there were any disagreements with management;

•	Whether there was any consultation with other accountants;

•	Whether there were any major issues discussed with management prior to Crowe Chizek’s retention;

•	Whether Crowe Chizek encountered any difficulties in performing the audit;

•	Crowe Chizek’s judgments about the quality of BKFC’s accounting principles; and

•	Crowe Chizek’s responsibility for information prepared by management that is included in documents containing audited financial statements.

Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

Harry J. Humpert

David E. Meyer

Mary Sue Rudicill

John P. Williams, Jr.

EXECUTIVE OFFICERS

The executive officers of BKFC as of the date of this Proxy are listed below. All executive officers hold office until their successors are appointed.

Name	Age	Position

Rodney S. Cain	65	Chairman
Robert W. Zapp	52	President and Chief Executive Officer
Herbert H. Works	75	Secretary
Martin J. Gerrety	40	Treasurer and Assistant Secretary

Biographical information regarding each of these executive officers, except Mr. Gerrety, is set forth above, in “Proposal No. 1 — Election of Directors.”

Martin J. Gerrety was Senior Vice President and Chief Financial Officer of Peoples Bank of Northern Kentucky from 1996 until 2002. He has served as both Treasurer and Assistant Secretary of BKFC since May 2003, and as Senior Vice President, Chief Financial Officer of the Bank since 2002.

EXECUTIVE COMPENSATION

The following table sets forth annual compensation information for BKFC’s Chief Executive Officer, whose annual salary and bonus exceeded $100,000 for fiscal year 2003 (the “Named Executive Officer”). BKFC’s executive officers are compensated by BKFC’s subsidiary, the Bank. Except for the Named Executive Officer, no executive officer of BKFC received more than $100,000 in salary and bonus payments from the Bank during the year ended December 31, 2003.

Summary Compensation Table

		Annual Compensation (1)
Name and Principal Position	Year	Salary($)		Bonus($)	Long-Term Compensation Awards Shares underlying Options(#)	All Other Compensation ($)
Robert W. Zapp, President and CEO	2003	$252,432	(2)	$47,500	10,000	$32,465	(3)
	2002	203,077		100,000	10,000	16,485	(4)
	2001	180,000		50,000	6,000	14,767

(1)	Does not include amounts attributable to other miscellaneous benefits. The cost to BKFC of providing such benefits to Mr. Zapp was less than 10% of each of his annual salary and bonus compensation.
(2)	Consists of amounts deferred at the direction of Mr. Zapp pursuant to the Bank of Kentucky, Inc. Executive Deferred Contribution Plan.
(3)	Consists of contributions of $18,621 to the Bank’s executive defined benefit plan for Mr. Zapp’s account, contributions of $10,000 to the Bank’s Profit Sharing Plan for Mr. Zapp’s account, matching contribution to Mr. Zapp’s 401(k) plan account of $3,430 and $414 in life insurance premiums paid by the Bank for the benefit of Mr. Zapp.
(4)	Consists of contributions of $13,016 to the Bank’s Profit Sharing Plan for Mr. Zapp’s account and a matching contribution to Mr. Zapp’s 401(k) plan account of $3,469.

The following table sets forth information regarding all grants of options to purchase Shares of BKFC made to the Named Executive Officer during the fiscal year ended December 31, 2003:

Option Grants in Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Shares Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	5% ($)	10% ($ )
Robert W. Zapp	10,000	19.47%	$29.20	1/17/13	183,637	465,373

(1)	Exercisable as follows: 150 shares on the fourth anniversary date of the grant; 3,400 shares on the fifth and sixth anniversary dates of the grant; and 3,050 shares on the seventh anniversary date of the grant.

The following table sets forth information regarding the number and value of Shares exercised during 2003 and the year-end value of unexercised options that are in the money at December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Values

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/03 Exercisable/Unexercisable	Value of Unexercised In-the- Money Options at 12/31/03 ($)(1) Exercisable/Unexercisable
Robert W. Zapp	6,000	121,980	10,900/27,100	$73,403/$184,677

(1)	For purposes of this table, the value of the options was determined by multiplying the number of Shares subject to unexercised options by the difference between the exercise price for the unexercised options and the fair market value of BKFC’s Shares, which was $30.97 per Share, based upon the average prices of trades in BKFC shares known by management to have occurred in December 2003. Transactions in BKFC’s Shares are quoted on the OTC Bulletin Board service.

Stock Option Plan

At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (the “Stock Option Plan”), providing for the award of options to purchase up to 1,080,000 Shares. Options to purchase 337,958 Shares were outstanding as of December 31, 2003 under this Plan. The outstanding options have exercise prices ranging from $8.17 to $31.90 and were granted to directors, officers and employees of BKFC. In fiscal year 2003, options to purchase a total of 4,250 Shares were forfeited and 31,200 Shares were acquired upon the exercise of options. All of the numbers of Shares contained in this paragraph are adjusted for stock dividends issued in 1997, 1998 and 1999.

The following table reflects BKFC’s equity compensation plan information as of December 31, 2003.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance

Equity Compensation Plans Approved by Security Holders*	337,958	$23.86	633,309

(*)	Consists of The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan, approved by the stockholders of BKFC in 1997.

Executive Private Pension Plan

Effective September 1, 2003, the Bank’s Board of Directors adopted The Bank of Kentucky, Inc. Executive Private Pension Plan (the “Pension Plan”) to provide supplemental retirement income for eligible employees (the “Pension Plan”). The Pension Plan is a defined benefit pension plan which covers any person employed by the Bank who is determined by the Bank to be a member of management and who is designated as an eligible employee under the Pension Plan.

Eligible employees are entitled to receive a pension benefit of 30% of their “final average compensation” if employment is terminated on or after the date on which the eligible employee turns 65. The term “final average compensation” is defined to mean the annual adjusted compensation of a participant averaged over the 5 consecutive plan years from the date of participation which produces the highest annual average, provided that if the participant has less than 5 consecutive plan years of service, final average compensation will be based on adjusted compensation for those years of service from the date of employment to the date of termination. The benefits under the Plan shall be paid in the form of an immediate 15 year term annuity.

The following table indicates the annual retirement benefit that would be payable under the Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below

Final Average Compensation	Years of Service
	10	15	20	25
$125,000	$ 37,500	$ 37,500	$ 37,500	$ 37,500
$150,000	$ 45,000	$ 45,000	$ 45,000	$ 45,000
$175,000	$ 52,500	$ 52,500	$ 52,500	$ 52,500
$200,000	$ 60,000	$ 60,000	$ 60,000	$ 60,000
$225,000	$ 67,500	$ 67,500	$ 67,500	$ 67,500
$250,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
$275,000	$ 82,500	$ 82,500	$ 82,500	$ 82,500
$300,000	$ 90,000	$ 90,000	$ 90,000	$ 90,000
$325,000	$ 97,500	$ 97,500	$ 97,500	$ 97,500
$350,000	$105,000	$105,000	$105,000	$105,000
$375,000	$112,500	$112,500	$112,500	$112,500
$400,000	$120,000	$120,000	$120,000	$120,000
$425,000	$127,500	$127,500	$127,500	$127,500
$450,000	$135,000	$135,000	$135,000	$135,000
$475,000	$142,500	$142,500	$142,500	$142,500
$500,000	$150,000	$150,000	$150,000	$150,000

As of December 31, 2003, Mr. Zapp had 6 credited years of service under the Plan. All benefits are computed as a straight-life annuity and are not subject to deduction for Social Security.

Executive Deferred Contribution Plan

Effective September 1, 2003, the Board of Directors of the Bank adopted an Executive Deferred Contribution Plan (the “Contribution Plan”) providing certain employees an opportunity to defer the receipt of compensation pursuant to Section 451 of the Internal Revenue Code. The Contribution Plan is intended as an unfunded arrangement for the benefit of a select group of management employees. The Contribution Plan allows participants to defer a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments.

Group Insurance Endorsement Plan

Effective September 1, 2003, the Board of Directors of the Bank adopted a Group Insurance Endorsement Plan (the “Insurance Plan”) to supplement insurance death protection to certain employees. The Insurance Plan provides a death benefit to the policies beneficiaries equal to two times such participant’s annual salary for the year of his or her death.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for establishing compensation policies with respect to the executive officers, including the Chief Executive Officer, and overseeing the compensation for these individuals.

The Compensation Committee seeks to achieve three broad goals in connection with the executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Compensation Committee believes will enable BKFC and the Bank to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of business objectives of BKFC and the Bank. Finally, the executive compensation programs are intended to provide executives with an equity interest in BKFC so as to link a portion of the compensation of the executives with the performance of BKFC’s common stock.

In fiscal 2003, executive compensation had two primary components: cash compensation and equity-based compensation, consisting of stock options.

Cash Compensation: Base salary is the foundation of the compensation program, providing income on which the officer can rely, but which is not so large as to eliminate the officer’s motivation to work hard to increase stockholder value. For fiscal 2003, the cash compensation component for the Chief Executive Officer was established by the Compensation Committee and approved by the BKFC Board of Directors. In establishing base salary for the Chief Executive Officer, consideration was given to the goals for the Company for the fiscal year. Consideration was also given to the standards and compensation at comparable companies, particularly those that are in the same industry as the Bank and/or are located in the same general geographical area, historic salary levels of the individual and the nature of the individual’s responsibilities, as well as general market conditions and BKFC and the Bank’s financial performance.

Equity-Based Compensation: Equity-based compensation consists of stock options to purchase shares of BKFC’s common stock. The emphasis on long-term incentives is intended to encourage executive officers to focus on the growth of BKFC and the Bank since the value of these awards depends on their performance and BKFC’s future stock value. In deciding to award options, the Compensation Committee also considers a number of factors, including the number of options outstanding or previously granted and the aggregate size of current awards. In this regard, in 2003, the Compensation Committee granted the Chief Executive Officer the option to purchase 10,000 shares of BKFC’s common stock.

Based on its evaluation of the performance of the executive officers, the Compensation Committee believes that the executive officers are committed to achieving positive long-term financial performance and enhancing shareholder value, and that the compensation policies and programs discussed in this report have motivated the executive officers to work toward these goals.

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) limits the Bank’s Federal income tax deduction for certain executive compensation in excess of $1 million paid to the Chief Executive Officer and the four next highest paid named executive officers. The $1 million deduction limit does not apply, however, to “performance-based compensation” as that term is defined in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder. The Compensation Committee recognizes the possibility that if the amount of the base salary of a named executive officer, and other compensation not described in the preceding paragraph exceeds $1 million, it may not be fully deductible for Federal income tax purposes. The Compensation Committee will make a determination at any such time whether to authorize the payment of such amounts without regard to deductibility or whether the terms of such payment should be modified as to preserve any deduction otherwise available.

David E. Meyer

John Miracle

Mary Sue Rudicill

PERFORMANCE GRAPH

The following line graph compares the yearly percentage change in BKFC’s cumulative total shareholder return against the cumulative return of an index of small cap U.S. equity stocks (“Russell 2000”) and an index of banks with total assets of more than $500 million and less than $1 billion. The graph assumes the investment of $100 on December 31, 1998. Cumulative total shareholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of BKFC common shares at the end and at the beginning of the measurement period; by (ii) the price of BKFC common shares at the beginning of the measurement period.

Bank of Kentucky Financial Corporation

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Bank of Kentucky Financial Corporation	100.00	144.49	95.09	99.07	133.65	143.12
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
SNL $500M-$1B Bank Index	100.00	92.57	88.60	114.95	146.76	211.62

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of BKFC’s Shares as of March 1, 2004 by:

•	each person who is known to BKFC to own beneficially more than 5% of BKFC’s Shares;

•	each of BKFC’s directors;

•	the Named Executive Officer; and

•	all current Named Executive Officers and directors as a group.

All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by a footnote. The shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2004 are deemed outstanding for calculating the percentage of outstanding shares of the person holding those options, but are not deemed outstanding for calculating the percentage of any other person. The address of each beneficial owner is c/o BKFC, at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017.

Name and Address	Amount and Nature of Beneficial Ownership		Percentage of Shares Outstanding
Charles M. Berger	55,093	(1)	*
Rodney S. Cain	921,851	(2)	15.4%
R. C. Durr	950,304	(3)	15.9%
Harry J. Humpert	47,210	(4)	*
David E. Meyer	106,493	(5)	1.8%
John E. Miracle	101,976	(6)	1.7%
Mary Sue Rudicill	80,690	(7)	1.3%
Ruth Seligman-Doering	117,910	(8)	2.0%
John P. Williams, Jr.	3,815	(9)	*
Herbert H. Works	37,164	(10)	*
Robert W. Zapp	189,664	(11)	3.2%
All directors, nominees and executive officers of BKFC as a group (12 persons)	2,612,170		42.8%

*	Less than 1%
(1)	Includes 6,378 held jointly by Mr. Berger and his spouse, 14,576 shares held by Mr. Berger’s spouse and sons, 15,000 shares held by Berger-Collins L.L.C., of which Mr. Berger is the managing member, and 5,500 Shares that may be acquired upon the exercise of options.
(2)	Includes 902,580 Shares owned jointly by Mr. Cain and his spouse and 12,750 Shares that may be acquired upon the exercise of options.
(3)	Includes 613,049 Shares owned by R. C. Durr Company, Inc., of which Mr. Durr is the sole stockholder, 300 Shares held by Mr. Durr’s wife and 2,750 Shares that may be acquired upon the exercise of options.
(4)	Includes 16,301 Shares owned by Mr. Humpert’s wife and 12,250 Shares that may be acquired upon the exercise of options.
(5)	Includes 73,342 Shares held in trust, with respect to which Mr. Meyer shares investment power only as co-trustee, and 12,250 Shares that may be acquired upon the exercise of options.
(6)	Includes 46,896 Shares owned by Dr. Miracle’s spouse, 7,050 Shares owned jointly by Dr. Miracle and his wife, 500 Shares held in a trust, of which Dr. Miracle is the trustee and with respect to which Dr. Miracle has sole voting and investment power, and 12,250 Shares that may be acquired upon the exercise of options.
(7)	Includes 4,500 Shares owned jointly by Ms. Rudicill and her spouse, 13,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her spouse, and 12,250 Shares that may be acquired upon the exercise of options.

(8)	Includes 12,250 Shares that may be acquired upon the exercise of options.
(9)	Includes 2,750 Shares that may be acquired upon the exercise of options.
(10)	Includes 2,000 Shares owned by Boone-Kenton Lumber, of which Mr. Works is the President and owner, and 12,250 Shares that may be acquired upon the exercise of options.
(11)	Includes 43,715 Shares owned jointly by Mr. Zapp and his spouse, 3,948 Shares held by Mr. Zapp’s spouse as custodian for Mr. Zapp’s children, 43,584 Shares owned by Mr. Zapp’s spouse and 16,800 Shares that may be acquired upon the exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has extended loans to certain of its and BKFC’s directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

The Bank has a lease agreement for office premises located at 1065 Burlington Pike with Mr. Durr, R. C. Durr Company, Inc., Mr. Cain, and Mr. Cain’s sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $194,505, $194,505 and $191,782 for each of the years ended December 31, 2003, 2002, and 2001, respectively. The lease has an initial term of 15 years expiring in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods.

The Bank has a lease agreement for office premises located on Weaver Road in Boone County, Kentucky, with Ms. Seligman-Doering and Mr. Robert B. Sathe, a former director of BKFC who resigned effective as of May 1, 2002, as lessors under the lease agreement. Total rental expense under this lease was $70,776 for the year ended December 31, 2003 and $71,758 and $64,886 for each of the years ended December 31, 2002 and 2001, respectively. The lease has an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods.

The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the spouse of Ms. Rudicill. Total rental expense under this lease was $12,395 for the year ended December 31, 2003, and $11,056 for each of the years ended 2002 and 2001. The lease has an initial term of 15 years expiring in 2008 and may, at the option of the Bank, be renewed for three successive five-year periods.

The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle’s spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of Mr. Meyer. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson were related to Mr. Works through his former wife. The annual rental expense under this lease was $80,815, $80,815, and $80,808 for the years ended December 31, 2003, 2002 and 2001, respectively. The lease has an initial term of 15 years expiring in 2009 and may, at the option of the Bank, be renewed for three successive five-year periods.

The Bank has a ground lease agreement for office premises located at 12020 Madison Pike in Nicholson, Kentucky, with Nicholson Properties LLC. R. C. Durr owns 50% of Nicholson Properties LLC. The annual rental expense under this agreement is $26,400. The lease had an initial term that expired in December 2001 and was renewed for an additional term of five years.

The Bank has a lease agreement for office premises located on U.S. 42 in Boone County, Kentucky, with Burnett Mortgage Company, LLC, of which Mr. Humpert and Mr. William E. Snyder, a former director of BKFC who resigned effective as of April 19, 2002, are members. Total rental expense under this lease was $99,190 for the year ended December 31, 2003, and $89,495 for each of the years ended 2002 and 2001. The lease was effective in

May 1998 with an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

CODE OF ETHICS

All BKFC and Bank employees, including BKFC’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, are required to abide by the Bank’s Code of Ethics (the “Code of Ethics”). Accordingly BKFC does not maintain a separate code of ethics applicable solely to its principal executive officer, principal financial officer and/or its principal accounting officer or persons performing similar functions. The BKFC Board of Directors believes that this Code of Ethics substantially conforms with the code of ethics required by the rules and regulations of the SEC. However, the BKFC Board of Directors intends to adopt a separate code of ethics in 2004 which will apply solely to its principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, BKFC’s directors and executive officers and persons holding more than ten percent of the outstanding Shares are required to report their ownership of Shares and changes in such ownership to the Securities and Exchange Commission and BKFC. Based solely on its review of the copies of such reports, BKFC believes that, for the year ended December 31, 2003, all Section 16(a) filing requirements applicable to BKFC’s officers, directors and greater than ten percent shareholders were complied with on a timely basis, except that two transactions of Mr. Berger were not timely reported on Form 4, Statement of Changes in Beneficial Ownership. Such transactions have now been reported on Form 5, Annual Statement of Changes in Beneficial Ownership.

PROPOSAL NO. 2: SELECTION OF AUDITORS

The Board of Directors has selected Crowe Chizek as the auditors of BKFC and the Bank for the current fiscal year. Crowe Chizek has been the auditor of BKFC since 1995. In the event that ratification of this selection of independent auditors is not approved by a majority of the Shares voting thereon, management will review its future selection of auditors.

Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Aggregate fees for professional services rendered for BKFC by Crowe Chizek for the years ended December 31, 2003 and 2002 are as described below. While the Audit Committee has not yet established pre-approval policies and procedures with respect to engagement of accountants to render audit or non-audit services, all auditing services and non-audit services provided by Crowe Chizek for the year ending December 31, 2003, have been approved by the Audit Committee.

Audit Fees

During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed for professional services rendered for the audit of the BKFC annual financial statements and the reviews of the financial statements included in the BKFC Quarterly Reports on Form 10-Q filed during the fiscal years ended December 31, 2003 and 2002 were $88,200 and $67,600, respectively, which were paid to Crowe Chizek. Certain fees incurred in 2002 were for services rendered in connection with the acquisition of certain assets and liabilities of Peoples Bank of Northern Kentucky.

Audit Related Fees

The aggregate fees billed to BKFC for assurance related services by Crowe Chizek for the fiscal years ended December 31, 2003 and 2002 were $10,515 and $13,145, respectively. Certain fees incurred in 2002 and 2003 were for services rendered in connection with the acquisition of certain assets and liabilities of Peoples Bank of Northern Kentucky and services rendered for the FIDICA review.

Tax Fees

The aggregate fees billed to BKFC for tax services by Crowe Chizek for the fiscal years ended December 31, 2003 and 2002 were $22,270 and $6,525, respectively. Such fees were for tax return preparation, and other tax services.

All Other Fees

The aggregate fees billed for professional services rendered by Crowe Chizek for all other products and services provided for the fiscal years ended December 31, 2003 and 2002 were $25,636 and $1,630, respectively. The services in 2003 included a review of the Bank’s information systems and a compliance review.

Required Vote

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the independent auditors of BKFC for the current fiscal year. The effect of a broker non-vote or an abstention is the same as a vote against ratification. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Crowe Chizek as the auditors by marking the appropriate box on the Proxy, such person’s Shares will be voted FOR the ratification of the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

Recommendation of the Board of Directors:

The Board of Directors recommends a vote “FOR” the ratification of the selection of Crowe Chizek as the independent auditors of BKFC for the current fiscal year.

PROPOSALS OF SECURITY HOLDERS

Any proposals of stockholders intended to be included in BKFC’s proxy statement and proxy card for the 2005 Annual Meeting of Stockholders (other than nominations for directors, which as explained herein at “Meetings and Committees of the Board of Directors”), should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 2004. In addition, if a stockholder intends to present a proposal at the 2005 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 16, 2005, then the proxies designated by the Board of Directors of BKFC for the 2005 Annual Meeting of Stockholders may vote in their discretion on any such proposal any Shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

OTHER MATTERS

Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

It is important that Proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the Proxy in the enclosed self-addressed envelope.

By Order of the Board of Directors

Crestview Hills, Kentucky	Herbert H. Works, Secretary
March 15, 2004

ANNEX A

AUDIT COMMITTEE CHARTER

AUTHORITY AND MEMBERSHIP

The members of the Committee are appointed annually by the Board of Directors of The Bank Of Kentucky Financial Corporation (the “Corporation”). The members shall serve until their successors are duly elected and qualified by the Board. The Board determines the number of members of the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law and not less than three. Committee members must fully satisfy independence and experience requirements as prescribed by the rules and regulations of the Securities and Exchange Commission (“SEC”), and the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and applicable rules and regulations there under. No member of the Committee may be an “affiliated person” of the Corporation or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies.

Director’s shall not accept any consulting, advisory, or other compensatory fees for the Corporation or its subsidiaries, other than in his or her capacity as a member of the Audit Committee, Board of Directors, or any other Board Committee of the Corporation or its subsidiaries.

The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee may also appoint a Secretary, who need not be a Director.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall perform the duties and act as the audit committee for The Bank Of Kentucky, Inc. and The Bank Of Kentucky Capital Trust I.

PURPOSE OF THE COMMITTEE

The Committee’s primary purpose is to:

•	Provide assistance to the Board by monitoring:

1) the integrity of the financial statements of the Corporation,

2) the independent auditors’ qualifications and independence,

3) the performance of the Corporation’s and its subsidiaries’ internal audit function and independent auditors,

4) the Corporation’s system of internal controls,

5) the Corporation’s financial reporting and system of disclosure controls, and

6) the compliance by the Corporation with legal and regulatory requirements; and

•	Supervise the preparation of the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation’s financial statements, to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Corporation’s management is responsible for preparing the Corporation’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations.

RESPONSIBILITIES OF THE COMMITTEE

A. Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter.

B. Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements and its Form 10-Q (prior to filing the same as required by the Securities Exchange Act of 1934 “Exchange Act”), including disclosures made in the section regarding management’s discussion and analysis, the results of the independent auditors’ reviews of the quarterly financial statements;

•	Review and discuss with management and the independent auditors the Corporation’s annual audited financial statements and its Form 10-K (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis;

•	Review and discuss with management and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of “pro forma” or “adjusted” non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences. The only exception to the above is the call report, which shall be reviewed before it is disseminated or released;

•	Review and discuss with the Corporation’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports;

•	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Corporation’s financial statements;

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the corporation’s financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

•	Require that the Corporation’s independent auditors report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Require that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation’s independent auditors, internal auditors, and management their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

•	Discuss with the Corporation’s independent auditors, internal auditors and management as appropriate the Corporation’s FDICIA internal controls report and the attestation of the Corporation’s independent auditors to the same;

•	iscuss with the Corporation’s independent auditors, internal auditors and management as appropriate any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

•	Receive periodic reports from the independent auditors and appropriate officers of the Corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

•	Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation’s subsidiaries.

C. Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

•	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

1) Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation;

2) Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

3) Monitor restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporation’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4) If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. The Committee may establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation’s quarterly or annual reports required by Section 13(a) of the Exchange Act;

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including in particular the prohibition on employment under Section 10A(1) of the Exchange Act as chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period;

•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency; and

•	Require that the independent auditors have access to all necessary Corporation personnel, records or other resources.

D. Internal Audit Function

•	Review and oversee the appointment, performance and replacement of the senior internal audit executive;

•	Review the internal audit plan and assess whether it is consistent with the Corporation’s needs;

•	Review the significant reports to management prepared by the internal auditing department and management’s responses;

•	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment;

•	Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit; and

•	Require that the internal auditors have access to all necessary Corporation resources.

E. Compliance Oversight

•	Discuss with management and the internal auditors the Corporation’s processes regarding compliance with applicable laws and regulations, obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditors regarding compliance by the Corporation and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated;

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Establish procedures for the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies;

•	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Corporation’s compliance policies.

F. General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

•	On a regular basis, as appropriate, meet separately with management (especially the Chief Financial Officer), the internal auditors, and with the independent auditors;

•	Report to the Board on the Committee’s activities at each Board meeting;

•	Maintain minutes or other records of the Committee’s meetings and activities;

•	Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Supervise the preparation of the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC; and

•	Annually review the performance of the Committee.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

REVOCABLE PROXY

THE BANK OF KENTUCKY FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

APRIL 16, 2004

The undersigned hereby appoints R.C. Durr, Rodney S. Cain and Mary Sue Rudicill, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of common stock of The Bank of Kentucky Financial Corporation (the “BKFC”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held on April 16, 2004, at 5:00 p.m. Eastern Daylight Savings Time, at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, and at any and all adjournments thereof, as directed on the reverse side of this card:

The Board of Directors recommends a vote “FOR” the election of the directors nominated and “FOR” Proposal II.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR PROPOSAL II. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BKFC.

This Proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or gives written notice of revocation or submits a later-dated proxy received by the BKFC before the Meeting.

(PLEASE VOTE AND SIGN ON REVERSE SIDE.)

I.	ELECTION OF DIRECTORS:

For a term expiring in 2007

1. Rodney S. Cain 3. Ruth Seligman-Doering	2. R.C. Durr	FOR all nominees listed to the left (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed to the left

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) on the line provided to the right.)

(Instructions: If you wish to vote cumulatively, indicate how you want your votes allocated among the nominees on the line provided to the right.)

II.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for BKFC for the year ended December 31, 2004.

☐  FOR               ☐  AGAINST               ☐  ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

Check appropriate box                         Date                     , 2004             NO. OF SHARES

Indicate changes below:

Address Change?  ☐             Name Change?  ☐

Signature(s) in Box

Please sign exactly as your name appears on this card.

When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder’s signature is required.